UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	September 28th, 2006

USA VIDEO INTERACTIVE CORP.
(Exact name of registrant as specified in its chapter)
WYOMING	0-29651	06-15763-91
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
8 West Main Street, Niantic, Connecticut	06352
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(860) 739-8030

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01

Other Events.

The Registrant announced that First Serve Entertainment, Inc. (“FSE”) has assigned their MediaSentinel marketing agreement with USA Video Interactive Corp. to Munish Gupta, former Chief Operating Officer at FSE.  Consequently, the marketing agreement with FSE has been terminated by mutual consent and USVO has now signed a new marketing agreement with Munish Gupta and his company, Ethnic Communications LLC, on the same terms as the FSE agreement.

A copy of the News Release dated September 28th, 2006 is furnished as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1

News Release dated September 28th, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA VIDEO INTERACTIVE CORP.

Date :  September 28th, 2006

By :

/s/  Anton J. Drescher

Anton J. Drescher,

Corporate Secretary

Exhibit 99.1

For Investor Relations Contact: (860) 739 - 8030 x125

FIRST SERVE ASSIGNS MARKETING AGREEMENT TO MUNISH GUPTA, ETHNIC COMMUNICATIONS LLC

(Niantic, CT – September 28, 2006) – First Serve Entertainment, Inc. (“FSE”) announced today they have assigned their MediaSentinel marketing agreement with USA Video Interactive Corp. (OTCBB: USVO; TSX: US; BSE/Frankfurt: USF), to Munish Gupta, former Chief Operating Officer at FSE.  Consequently, the marketing agreement with FSE has been terminated by mutual consent and USVO has now signed a new marketing agreement with Munish Gupta and his company, Ethnic Communications LLC, on the same terms as the FSE agreement.

Munish Gupta had been spearheading the marketing of MediaSentinel at FSE. “It was determined by all parties that continued MediaSentinel marketing was best accomplished by Mr. Gupta who now works independently,” said Edwin Molina, President of USVO.

Gupta now works as a media consultant and has also started three dynamic businesses – India’s first IPTV platform, www.IndiaTVLive.com,  a TV channel for People of Indian Origin living worldwide, www.PIOTV.com, a specialized marketing, advertising and sales company that targets products at ethnic communities worldwide, especially the Indian community, Ethnic Communications, LLC (www.ethniccommunications.com).

“With the different direction First Serve Entertainment is moving in, we felt it made sense to allow Mr. Gupta to work independently on the marketing of MediaSentinel,” said Vijay Amritraj, Chairman, FSE. “MediaSentinel is valuable to the market as it addresses the growing industry concerns of video piracy.  I would like to wish Mr. Gupta the best and I’m confident in his future success.”

“My company, Ethnic Communications LLC, and I are very pleased to continue to work with USVO and market MediaSentinel. Of course, I thank Mr. Amritraj and USVO for their confidence in me,” said Munish Gupta. “The piracy of video content has not gone away, but instead has been increasing. There are huge market opportunities in the U.S. and overseas to offer companies the technology to help protect their content from piracy, and I’m very excited to be able to introduce them to USVO’s MediaSentinel anti-piracy product.”

About Munish Gupta & Ethnic Communications LLC:

Munish Gupta is an accomplished former journalist, and over a 19-year period, has founded and operated several successful news and media companies in India and the U.S. Most recently, Gupta has founded and is the President of www.IndiaTVLive.com, a pioneer in the IPTV business and India’s first IPTV platform. Mr. Gupta also conceptualized and launched www.PIOTV.com, the first ever television channel (currently on the Internet) for people of Indian origin living around the world. Gupta also founded and launched Ethnic Communications LLC, a Delaware company, as its President. Gupta’s partner in the Company is Abhesh Verma, founder and CEO of India’s No. 1 entertainment portal, www.Smashits.com, and India’s only online advertising and ad-serving agency, www.IndiAds.com. Ethnic Communications, LLC specializes in marketing, sales, promotion to niche ethnic communities worldwide. Ethnic Communications will first target Indians and People of Indian Origin (PIO) and businesses in India.

About First Serve Entertainment Inc.:

First Serve Entertainment, Inc. is a California based company with offices in Los Angeles and India, which produces and distributes motion pictures and television programming. First Serve also offers consulting and marketing services to media companies, markets media related products and as well engages in related businesses such as enabling media with technology to offer it to consumers via wired and wireless electronic devices. Besides its well-known Chairman, Vijay Amritraj, First Serve’s management included its former Chief Operating Officer, Munish (Max) Gupta, a well-known Asian-American journalist turned entertainment entrepreneur.

About USVO:

USA Video Interactive Corp. (“USVO”) designs and markets technology for delivery of digital media. USVO developed its MediaSentinel™ and SmartMark™ digital watermarking technology to provide a robust means for producers and distributors to invisibly protect their content. USA Video Technology Corp., a wholly owned subsidiary of USVO, holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 165 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, Italy, and Japan. For more information, visit www.usvo.com.

USA Video Interactive Corporate Headquarters Office: 8 West Main Street, Niantic, Connecticut, 06357  Telephone  (860) 739 - 8030

Facsimile (860) 739 - 8070; Canada Office:  507 – 837 West Hastings Street, Vancouver, BC   V6C 3N6.  Trading symbol on the OTCBB: USVO; Trading symbol on the TSX Venture Exchange US; Trading symbol on the Berlin and Frankfurt Stock Exchanges: USF.   CUSIP 902924208. For more information contact (860) 739 – 8030 or contact@usvo.com.

First Serve Entertainment, Inc. (FSE) Corporate Headquarters Office: 16501 Sherman Way, Suite 130, Van Nuys, California 914-6, USA. Telephone (818) 988 5299; Facsimile (818) 988 5812; Email: fseusa@pacbell.net. India Office: No. 10/5 A, 13th Avenue, Harrington Road, Chetpet, Chennai 600031, India. Telephone: (+91) 044-28365448/ 28362752; Facsimile: (+91) 044-28363751; Email: fsemaa@vsnl.com.

Ethnic Communications, LLC Corporate Office: 3025 Olympic Boulevard, Suite 315, Santa Monica, CA 90404. Phone: +1-310-315-0900; Fax: +1-310-295-0202; Email: moviegupta@msn.com, munish@indiatvlive.com. India Office: D 47 Gulmohar Park, New Delhi 110049, India. Phone: +91-11-41642066; Email: eyetv@vsnl.com

The press release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statements.  Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.

MediaSentinel and SmartMark are trademarks of USA Video Interactive Corp.

The names of actual companies and products mentioned herein may be the trademarks of their respective owners.

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.

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